Exhibit 99.1

FOR IMMEDIATE RELEASE

WESTLAKE CHEMICAL ANNOUNCES PRELIMINARY RESULTS OF THE EXCHANGE OFFERS AND CONSENT SOLICITATIONS FOR CERTAIN AXIALL NOTES

HOUSTON, TX (August 22, 2016) – Westlake Chemical Corporation (NYSE: WLK) (“Westlake”) today announced that, as of 5:00 p.m., New York City time, on August 19, 2016 (the “Early Participation Date”), the aggregate principal amounts listed in the table below of each series of notes listed in the table below (the “Existing Axiall Notes”), previously issued by Axiall Corporation and its wholly-owned subsidiary, Eagle Spinco Inc. (together, “Axiall”), have been validly tendered and not validly withdrawn in connection with Westlake’s offers to exchange (the “Exchange Offers”) announced on August 8, 2016. Concurrently with the Exchange Offers, Axiall is soliciting consents (the “Consent Solicitations”) to amend the indentures governing the Existing Axiall Notes (the “Existing Axiall Indentures”).

Series of Axiall Notes to be Exchanged	Aggregate Principal Amount Outstanding(1)	CUSIP No.	Tenders and Consents Received as of the Early Participation Date	Percentage of Total Outstanding Principal Amount of Axiall Notes
4.625% Senior Notes due February 15, 2021	$688,000,000	269871AB5	$624,487,000	90.77%
4.875% Senior Notes due May 15, 2023	$450,000,000	05463DAA8	$433,614,000	96.36%

(1)	As of the date hereof, none of the Existing Axiall Notes are known by us to be held by Westlake, Axiall or affiliates thereof.

Based on the results announced above, Axiall has received the requisite consents from holders of the Existing Axiall Notes in the Consent Solicitations. As a result, Axiall and the trustee for the Existing Axiall Notes entered into supplemental indentures implementing the proposed amendments (the “Proposed Amendments”) to the Existing Axiall Indentures. The Proposed Amendments will not become operative until the amounts payable by Westlake pursuant to the Exchange Offers and Consent Solicitations have been paid, which is expected to occur on September 7, 2016. Under the terms of the Exchange Offers and Consent Solicitations, holders who have previously tendered their Existing Axiall Notes can no longer validly withdraw those notes from the Exchange Offers, except in certain limited circumstances where additional withdrawal rights may be required by law or otherwise extended by Westlake.

Westlake also announced that the previous deadline for holders to tender their Existing Axiall Notes (and thereby give their consents to the Proposed Amendments) and be eligible to receive the new senior notes to be issued by Westlake (the “New Westlake Notes”) in the Exchange Offers in the same principal amount as the Existing Axiall Notes tendered therefor plus a cash amount of $2.50 per $1,000 principal amount of Existing Axiall Notes tendered (the “Total Consideration”) has been extended to 11:59 p.m., New York City time, on September 2, 2016 (as extended, the “Exchange Consideration Deadline”). Currently, this is the same time and date as the Expiration Date (as defined below) for the Exchange Offers and Consent Solicitations.

Documents relating to the Exchange Offers and Consent Solicitations have been and will only be distributed to eligible holders (“eligible holders”) of the Existing Axiall Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. Except as amended by this press release, the complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement dated August 8, 2016 (the “Offering Memorandum and Consent Solicitation Statement”) and the related Letter of Transmittal and Consent (the “Letter of Transmittal”), copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 924-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: http://gbsc-usa.com/eligibility/Westlake.

The Exchange Offers and Consent Solicitations are being made solely to eligible holders pursuant to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement and the Letter of Transmittal, as amended by this press release, that, collectively, contain a more complete description of the terms and conditions of the Exchange Offers and Consent Solicitations. The Exchange Offers and Consent Solicitations will expire as of 11:59 p.m., New York City Time, on September 2, 2016, unless extended (such date and time, as they may be extended with respect to either Exchange Offer, the “Expiration Date”).

The consummation of the Exchange Offers and Consent Solicitations are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement including, among other things, (i) the consummation of the previously announced proposed merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 10, 2016, by and among Axiall Corporation, Westlake and Lagoon Merger Sub, Inc., a wholly-owned subsidiary of Westlake, with Axiall Corporation surviving the Merger as a wholly-owned subsidiary of Westlake and (ii) the establishment of a credit facility as described in the Offering Memorandum and Consent Solicitation Statement. Each of Westlake’s and Axiall Corporation’s obligation to consummate the Merger is subject to a number of conditions specified in the Merger Agreement, including, among others, adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Axiall Corporation common stock and the receipt of certain required regulatory approvals. The consummation of the Merger is not subject to a financing condition. The Merger is not conditioned on the consummation of the Exchange Offers and Consent Solicitations.

The New Westlake Notes have not been registered under the Securities Act or any state or foreign securities laws. Westlake has agreed to use commercially reasonable efforts to file an exchange offer registration statement to register the New Westlake Notes for a new issue of substantially identical debt securities registered under the Securities Act within 365 days after the settlement of the Exchange Offers. Westlake has also agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Westlake Notes under certain circumstances. The New Westlake Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and Letter of Transmittal, as amended by this press release.

About Westlake

Westlake Chemical Corporation is an international manufacturer and supplier of petrochemicals, polymers and building products with headquarters in Houston, Texas. Westlake’s range of products includes: ethylene, polyethylene, styrene, propylene, caustic, VCM, PVC suspension and specialty resins and PVC building products including pipe and specialty components, windows, fence, deck and film.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposed transaction to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of the proposed transaction between Westlake and Axiall and the potential negative impact on Westlake’s share price and future business and financial results if the transaction is not consummated, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, (xi) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the proposed transaction, (xii) potential diminished productivity due to the impact of the potential transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partner and (xiii) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Westlake Media and Investor Contact:

Steve Bender

Westlake Chemical Corp.

713.960.9111

sbender@westlake.com